EXHIBIT 10.02

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.

This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

Supplementary Agreement
to Employment Agreement No. __ dated July 1, 2020

City of Astana                                        January 21, 2026

Parties:
EMPLOYER: Public Company Freedom Finance Global PLC, a private company duly registered in the Register of Companies of the Astana Financial Services Authority and holding a license under commercial number AFSA-A-LA-2020-0019 and identification number 200240900095, having its registered office at: Republic of Kazakhstan, Astana, Yesil District, Dostyk Street, building 16, office 2 (Talan Towers Offices), represented by the Head of Compensation and Benefits of the HR Department, Damdinov Ts. D-O., acting on the basis of Power of Attorney No. DV-FG-2025/08/14-01 dated August 14, 2025,
and
EMPLOYEE: Tashtitov Askar Bolatovich, ID card No. [***], issued by [***] on [***], IIN [***], residing at: [***], jointly referred to as the "Parties," have entered into this Supplementary Agreement (hereinafter the "Agreement") to the Employment Agreement (hereinafter the "Contract") No. __ dated July 1, 2020, as follows:

1. Clause 1 of Annex No. 1 to the Contract shall be restated as follows:
"1. The Employer establishes the following amount of remuneration of the Employee:
The Employee's monthly salary is 104,166,667 (One hundred four million one hundred sixty-six thousand six hundred sixty-seven) tenge (excluding mandatory social health insurance contributions, mandatory pension contributions to the accumulative pension fund, and individual income tax and other mandatory payments to the budget at the rates determined by the legislation of the Republic of Kazakhstan).
2. The remaining terms of the Contract shall remain unchanged.
3. This Agreement shall enter into force upon signing by the Parties.
4. This Agreement is executed in two counterparts, one for each of the Parties.

5. DETAILS AND SIGNATURES OF THE PARTIES

Employer:
Public Company
Freedom Finance Global PLC

Republic of Kazakhstan, Astana, Yesil District, Dostyk Street, building 16, office 2 (Talan Towers Offices)
BIN 200240900095
Bank details:
Account No. [***]
JSC "Freedom Finance Kazakhstan Bank"
BIC: KSNVKZKA
Kbe 15
Employee: Tashtitov Askar Bolatovich Identity Card No. [***], issued on [***] by the [***] IIN [***] [***]
Head of Compensation and Benefits HR Department Damdinov Ts.D-O. /s/ Damdinov Ts.D-O.	/s/ Tashtitov A.B. Tashtitov A.B.